UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 9, 2007
(Date of earliest event reported: July 31, 2007)

CYBER DEFENSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	333-46224	45-0508387
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida 33716
(Address of principal executive offices, including zip code)

(727) 577-0873
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Cyber Defense Systems, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations, are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2007, Cyber Defense Systems, Inc. ("the Company") entered into two agreements with AJW Partners, LLC (“AJWP”), AJW Qualified Partners (“AJWQ”), AJW Offshore Ltd. (“AJWO”) and New Millennium Capital Partners II, LLC (“NMCP”), AJWP, AJWQ. AJWO and NMCP are collectively referred to as the “NIR Affiliates”. The Agreements provide that the NIR Affiliates agree to subordinate in the event that the Company through its wholly-owned LLC (Airship Leasing, LLC) obtains funding from other contemplated sources. The NIR Affiliates hold a security interest in all of the assets of the Company. The agreements with the NIR Affiliates also provide that all current defaults of the Company to the NIR Affiliates are cured. In exchange for the cure and the subordination, the Company amended the discount on all outstanding notes in favor of the NIR Affiliates to be reset at a 58.5% discount to the market except for the notes that are currently outstanding with a 60% discount.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2007, Mr. James Alman resigned from his position as President of the Company. Mr. Alman’s resignation letter did not reference a disagreement with the Registrant on any matter relating to the Registrant’s operations, policies, and practices.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits
The following documents are included as an exhibit to the Form 8-K.

Exhibit Number	Description

99.1	Subordination Agreement dated July 31, 2007
99.2	Letter Agreement dated July 31, 2007
99.3	Resignation Letter of James Alman dated August 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 10, 2007
CYBER DEFENSE SYSTEMS, INC.

	By:	/s/ Billy Robinson
Name: Billy Robinson
Title: Chief Executive Officer